October 29, 2014

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

Supplement to Summary Prospectus dated April 1, 2014
and Statutory Prospectus dated April 1, 2014

The following supersedes and replaces the information contained in "Fund Summary – Portfolio Management" in the Statutory Prospectus and "Portfolio Management" in the Summary Prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Thomas Casey and Daniel Rabasco are the fund's primary portfolio managers, positions they have held since December 2009 and October 2014, respectively.  Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, and Mr. Rabasco is the Chief Investment Officer for tax-sensitive fixed-income at Standish.  Messrs. Casey and Rabasco also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the Statutory Prospectus:

The fund's primary portfolio managers are Thomas Casey and Daniel Rabasco, positions they have held since December 2009 and October 2014, respectively, and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), where he has been employed since 1993.  Mr. Casey also manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.  Mr. Rabasco is the Chief Investment Officer for tax-sensitive fixed-income at Standish, where he has been employed since 1998.  Mr. Rabasco also has been employed by Dreyfus since February 2012.

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